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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) June 19, 2006
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                           STELLAR TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    COLORADO
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                 (State or Other Jurisdiction of Incorporation)

           000-33099                                      84-1553046
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   (Commission File Number)                    (IRS Employer Identification No.)

           7935 AIRPORT PULLING ROAD, SUITE 201
                        NAPLES, FL                                   34109
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         (Address of Principal Executive Offices)                 (Zip Code)

                                 (239) 592-1816
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On June 21, 2006, Stellar Technologies, Inc. (the "Company") amended an option previously granted to Mark G. Sampson, our chief executive officer and sole director, on December 13, 2005 to purchase 5,000,0000 shares of common stock of the Company ("Common Stock"). The option was amended to accelerate vesting in the event of termination of employment or service to the Company without cause, extend the time during which the option can be exercised after termination of employment or service to the Company without cause, include additional methods of cashless exercise, and revise the change of control provisions to make them consistent with the Company's 2005 Stock Incentive Plan (the "Plan").

         On June 21, 2006, we amended an option previously granted to Donald R. Innis, our president, on February 3, 2004 to purchase 242,500 shares of Common Stock and an option previously granted to John E. Baker, our chief financial officer, on May 13, 2005 to purchase 100,000 shares of Common Stock. Each of the options was amended to accelerate vesting in the event of termination of employment or service to the Company without cause, extend the time during which the options can be exercised after termination of employment without cause, include additional methods of cashless exercise, and revise the change of control provisions to make them consistent with the Plan.

         On June 21, 2006, we amended options previously issued under the Plan to Donald R. Innis, John E. Baker and Rusty Wright, our senior vice president of sales, to purchase 500,000, 250,000, and 400,000 shares of Common Stock, respectively. Each of the options was amended to extend the time during which the options can be exercised in the event of termination of employment or service to the Company without cause, include additional methods of cashless exercise, and make inapplicable the provision in the Plan providing for a right of repurchase by the Company or a successor under certain circumstances in the event the options are exercised after a change of control.

         On June 19, 2006, we issued letters to Messrs. Sampson, Innis and Wright confirming pre-existing arrangements regarding severance payment and provision of benefits in the event we terminate their employment or service to the Company without cause and providing for the immediate vesting of all options issued under the Plan in the event of such termination or cessation of service. We also issued a letter to Mr. Baker providing for three (3) months base salary, immediate vesting of all options issued under the Plan, and health insurance coverage for three (3) months in the event we terminate his employment without cause. Receipt of the foregoing is conditioned upon the officer's execution of a general release in favor of the Company.


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                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.            Description of Exhibit
-----------            ----------------------

   10.1 Amended and Restated Option Agreement dated June 21, 2006 by and between Mark G. Sampson and the Company

   10.2 Amended and Restated Option Agreement dated June 21, 2006 by and between Donald R. Innis and the Company

   10.3 Amended and Restated Option Agreement dated June 21, 2006 by and between John E. Baker and the Company

   10.4 Form of Amended and Restated Option Agreement Under The Stellar Technologies, Inc. 2005 Stock Incentive Plan

   10.5 Form of Letter to Officers Regarding Rights In The Event of Termination Without Cause


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Stellar Technologies, Inc.



Date: June 23, 2006                         By:  /s/ Mark G. Sampson
                                                --------------------------------
                                                   Mark G. Sampson
                                                   Chief Executive Officer


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                                  EXHIBIT INDEX



Exhibit No.            Description of Exhibit
-----------            ----------------------


   10.1 Amended and Restated Option Agreement dated June 21, 2006 by and between Mark G. Sampson and the Company

   10.2 Amended and Restated Option Agreement dated June 21, 2006 by and between Donald R. Innis and the Company

   10.3 Amended and Restated Option Agreement dated June 21, 2006 by and between John E. Baker and the Company

   10.4 Form of Amended and Restated Option Agreement Under The Stellar Technologies, Inc. 2005 Stock Incentive Plan

   10.5 Form of Letter to Officers Regarding Rights In The Event of Termination Without Cause


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